Exhibit 10.83

February 19, 2013

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, TX 77019

Attention:  Secretary

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, TX 77019

Attention:  General Counsel

Ladies and Gentlemen:

Reference is made to that certain Unconditional Capital Maintenance Agreement dated as of March 30, 2011 (as supplemented, the “Capital Maintenance Agreement”) by and between American International Group, Inc. and The Variable Annuity Life Insurance Company (the “Company”).  Capitalized terms, unless otherwise defined herein, shall have the meanings set forth in the Capital Maintenance Agreement.

Pursuant to paragraph 3 of the Capital Maintenance Agreement, the undersigned parties hereby agree that effective as of February 19, 2013, the Specified Minimum Percentage shall equal 385%.  Accordingly, Schedule 1 to the Capital Maintenance Agreement shall be restated as follows:

“The Specified Minimum Percentage shall equal 385% of the Company’s Company Action Level RBC.”

Yours sincerely,

AMERICAN INTERNATIONAL GROUP, INC.

			By:	/s/ Charles S. Shamieh
				Name:	Charles S. Shamieh
				Title:	Senior Vice President and Chief Corporate Actuary

Acknowledged and agreed:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Mary Jane B. Fortin
	Name:	Mary Jane B. Fortin
	Title:	Executive Vice President and Chief Financial Officer